------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 19, 2002


                                  CWABS, INC.
     ---------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                Delaware                 333-97873              95-4596514
    ----------------------------       -------------        -------------------
    (State or Other Jurisdiction        (Commission          (I.R.S. Employer
           of Incorporation)            File Number)        Identification No.)


          4500 Park Granada
         Calabasas, California                                     91302
      ---------------------------                              --------------
         (Address of Principal                                   (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 30, 2002 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and Bank One, National Association, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2002-F.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 29, 2002 and the Prospectus Supplement dated September 30, 2002 of CWABS, Inc., relating to its CWABS Master Trust Series 2002-F Subtrust, Revolving Home Equity Loan Asset Backed Notes, Series 2002-F.

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the applicable Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

                                      Summary of Mortgage Loans in Statistic Pool
                                      (As of Statistical Pool Calculation Date)




                                                                                                         Range
                                                                                                         -----


   Aggregate Principal Balance                                      $984,250,296

   Aggregate Credit Limit                                         $1,373,106,302

   WA Coupon (Gross)                                                      4.160%        3.000% to            12.125%

   WA Margin (Gross)                                                      1.848%       -1.750% to             6.375%

   WA Maximum Rate                                                       17.924%       16.000% to            21.000%

   Average Principal Balance                                             $29,358           $0  to          $1,000,000

   Average Credit Limit                                                  $40,956      $6,901   to          $1,000,000

   WA Remaining Term to Scheduled Maturity (months)                          297          120  to                302

   WA Combined Loan-to-Value Ratio                                        83.75%        3.70%  to            100.00%
   Average Credit Utilization Rate                                        71.68%        0.00%  to            100.00%
                                                                         02/27/01                   to      09/27/02
   Origination Period

   Percentage of Pool Secured            1st Liens                         7.25%
   Percentage of Pool Secured            2nd Liens                        92.75%

   WA Months to First Roll                                                  2.19

   WA FICO                                                                   721

   WA Second Mortgage Ratio                                               27.85%         0.99%  to           100.00%

   Top 5 States:    Top 5 Prop:         Top 5 Docs:               Appr Types:       Occ Codes        Delinq Status
   -------------    -----------         -----------               -----------       ---------        -------------
   CA: 32.48%       SinglFam:          ALT DOCS: 40.68%           Full: 86.09%      Own: 98.17%       CURRENT: 100.00%
                    73.30%
   FL: 5.17%        PUD: 18.28%        FULL DOC: 26.52%           Drive By: 7.17%   Non: 1.07%
   CO: 4.86%        Lo Condo: 7.25%    SUPERSTREAMLI: 15.36%      Streamline: 4.46% 2nd: 0.77%
   IL: 4.74%        2-4Units: 0.98%    STREAMLI: 10.76%           Stated: 1.37%
   MI: 3.60%        Hi Condo: 0.17%    REDUCED: 6.65%             CopyFull: 0.50%

Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      Summary of Mortgage Loans in Statistic Pool
                                       (As of Statistical Pool Calculation Date)

                   Loan Programs

                                                                                                % Of Aggregate
                   Description                  Number of Loans         Principal Balance    Principal Balance

                   5 Yr Draw, 5 Yr Repay                     65                $1,070,844              0.11
                   5 Yr Draw, 10 Yr Repay                   369               $15,540,738              1.58
                   10 Yr Draw, 10 Yr Repay                  332                $8,688,610              0.88
                   10 Yr Draw, 15 Yr Repay               32,574              $952,402,030             96.76
                   15 Yr Draw, 10 Yr Repay                  186                $6,548,073              0.67
                                                         33,526              $984,250,296            100.00


                   Principal Balances

                                                                                                % Of Aggregate
                   Range of Principal
                   Balances ($)                 Number of Loans         Principal Balance    Principal Balance

                   $      0.00  to  $ 10,000              9,287               $28,689,125                2.91
                   $ 10,000.01  to  $ 20,000              7,078              $111,440,831               11.32
                   $ 20,000.01  to  $ 30,000              6,427              $163,040,952               16.56
                   $ 30,000.01  to  $ 40,000              3,725              $130,678,447               13.28
                   $ 40,000.01  to  $ 50,000              2,721              $125,679,374               12.77
                   $ 50,000.01  to  $ 60,000              1,144               $63,177,830                6.42
                   $ 60,000.01  to  $ 70,000                721               $47,200,384                4.80
                   $ 70,000.01  to  $ 80,000                560               $42,290,711                4.30
                   $ 80,000.01  to  $ 90,000                317               $27,213,472                2.76
                   $ 90,000.01  to  $100,000                528               $51,696,375                5.25
                   $100,000.01  to  $125,000                258               $29,349,958                2.98
                   $125,000.01  to  $150,000                364               $52,254,619                5.31
                   $150,000.01  to  $175,000                 77               $12,609,063                1.28
                   $175,000.01  to  $200,000                 73               $14,051,342                1.43
                   $200,000.01  to  $225,000                 29                $6,210,370                0.63
                   $225,000.01  to  $250,000                 46               $11,158,835                1.13
                   $250,000.01  to  $275,000                 27                $7,080,172                0.72
                   $275,000.01  to  $300,000                 34                $9,970,436                1.01
                   $300,000.01  to  $325,000                 12                $3,760,965                0.38
                   $325,000.01  to  $350,000                  8                $2,726,787                0.28
                   $350,000.01  to  $375,000                 11                $4,009,787                0.41
                   $375,000.01  to  $400,000                 13                $5,105,724                0.52
                   $400,000.01  to  $425,000                 13                $5,398,100                0.55
                   $425,000.01  to  $450,000                  7                $3,128,000                0.32



Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   Principal Balances

                                                                                                % Of Aggregate
                   Range of Principal
                   Balances ($)                 Number of Loans         Principal Balance    Principal Balance
                   $450,000.01  to  $475,000                  5                $2,338,400                 0.24
                   $475,000.01  to  $500,000                 20                $9,950,800                 1.01
                   $500,000.01  to  $525,000                  1                  $520,001                 0.05
                   $525,000.01  to  $550,000                  4                $2,173,358                 0.22
                   $575,000.01  to  $600,000                  4                $2,388,222                 0.24
                   $600,000.01  to  $625,000                  2                $1,230,856                 0.13
                   $625,000.01  to  $650,000                  3                $1,909,000                 0.19
                   $675,000.01  to  $700,000                  1                  $700,000                 0.07
                   $700,000.01  to  $725,000                  3                $2,118,000                 0.22
                   $975,000.01  to  $1,000,000                3                $3,000,000                 0.30
                                                         33,526              $984,250,296               100.00


                   Mortgage Rates

                                                                                                % Of Aggregate
                   Range of Mortgage
                   Rates (%)                    Number of Loans         Principal Balance    Principal Balance
                                                              1                  $233,950                 0.02
                    3.001 - 3.500                             8                  $829,634                 0.08
                    3.501 - 4.000                        30,733              $854,465,743                86.81
                    4.001 - 4.500                            87                $3,506,861                 0.36
                    4.501 - 5.000                           132                $8,212,101                 0.83
                    5.001 - 5.500                           323               $16,748,982                 1.70
                    5.501 - 6.000                           250               $15,745,106                 1.60
                    6.001 - 6.500                           219                $9,562,543                 0.97
                    6.501 - 7.000                           424               $15,184,039                 1.54
                    7.001 - 7.500                           531               $27,821,327                 2.83
                    7.501 - 8.000                           243               $10,122,720                 1.03
                    8.001 - 8.500                           262                $8,927,437                 0.91
                    8.501 - 9.000                            56                $2,431,824                 0.25
                    9.001 - 9.500                            52                $2,041,924                 0.21
                    9.501 - 10.000                           16                  $926,805                 0.09
                   10.001 - 10.500                            8                  $224,297                 0.02
                   10.501 - 11.000                          128                $5,461,297                 0.55
                   11.001 - 11.500                           52                $1,735,706                 0.18




Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   Mortgage Rates

                                                                                               % Of Aggregate
                   Range of Mortgage
                   Rates (%)                    Number of Loans         Principal Balance    Principal Balance
                   12.001 - 12.500                            1                    68,000                 1.01


                                                         33,526              $984,250,296               100.00


                   Months Remaining to Maturity

                   Months Remaining                                                             % Of Aggregate
                   to Maturity                  Number of Loans         Principal Balance    Principal Balance

                   109 - 120                                 65                $1,070,844                 0.11
                   169 - 180                                369               $15,540,738                 1.58
                   229 - 240                                332                $8,688,610                 0.88
                   277 - 288                                  7                  $160,609                 0.02
                   289 - 300                             31,679              $927,594,091                94.24
                   301 - 312                              1,074               $31,195,404                 3.17
                                                         33,526              $984,250,296               100.00


                   Combined Loan-to-Value Ratios

                                                                                                % Of Aggregate
                   Range of CLTV's (%)          Number of Loans         Principal Balance    Principal Balance

                        0 -10.00                             28                  $654,425                 0.07
                     10.01-20.00                             92                $3,574,485                 0.36
                     20.01-30.00                            189                $7,197,780                 0.73
                     30.01-40.00                            360               $12,072,854                 1.23
                     40.01-50.00                            678               $20,418,111                 2.07
                     50.01-60.00                          1,325               $37,865,189                 3.85
                     60.01-70.00                          3,138               $90,379,895                 9.18
                     70.01-80.00                          4,806              $156,704,404                15.92
                     80.01-90.00                         13,966              $362,760,285                36.86
                     90.01-100.00                         8,944              $292,622,867                29.73
                                                         33,526              $984,250,296               100.00







Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   Geographic Distribution

                                                                                                % Of Aggregate
                   State                        Number of Loans         Principal Balance    Principal Balance
                   AL                                       409                $8,442,062                 0.86
                   AK                                        36                  $978,831                 0.10
                   AZ                                       832               $19,842,118                 2.02
                   CA                                     8,400              $319,635,886                32.48
                   CO                                     1,503               $47,790,514                 4.86
                   CT                                       352               $11,789,910                 1.20
                   DE                                        58                $1,447,303                 0.15
                   DC                                        30                $1,396,523                 0.14
                   FL                                     1,889               $50,925,977                 5.17
                   GA                                     1,154               $35,275,926                 3.58
                   HI                                       266               $10,055,482                 1.02
                   ID                                       311                $7,030,666                 0.71
                   IL                                     1,615               $46,628,048                 4.74
                   IN                                       619               $12,170,497                 1.24
                   IA                                       189                $3,399,562                 0.35
                   KS                                       433                $9,672,923                 0.98
                   KY                                       288                $9,078,377                 0.92
                   LA                                       234                $5,428,440                 0.55
                   ME                                       103                $2,346,134                 0.24
                   MD                                       559               $13,618,409                 1.38
                   MA                                       923               $28,014,127                 2.85
                   MI                                     1,439               $35,462,024                 3.60
                   MN                                       535               $14,216,247                 1.44
                   MS                                        77                $1,534,936                 0.16
                   MO                                       603               $13,464,284                 1.37
                   MT                                       115                $2,376,781                 0.24
                   NE                                        62                $1,291,793                 0.13
                   NV                                       508               $14,940,164                 1.52
                   NH                                       192                $3,388,759                 0.34
                   NJ                                       971               $31,144,479                 3.16
                   NM                                       166                $3,869,075                 0.39
                   NY                                       758               $25,682,720                 2.61
                   NC                                       890               $19,458,103                 1.98
                   ND                                        18                  $358,425                 0.04
                   OH                                     1,016               $20,351,360                 2.07
                   OK                                       293                $6,381,603                 0.65
                   OR                                       443               $12,354,109                 1.26



Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   Geographic Distribution

                                                                                                % Of Aggregate
                   State                        Number of Loans         Principal Balance    Principal Balance
                   PA                                     1,113               $24,594,767                 2.50
                   RI                                       100                $2,512,398                 0.26
                   SC                                       264                $5,566,824                 0.57
                   SD                                        17                  $282,747                 0.03
                   TN                                       457               $11,867,928                 1.21
                   TX                                        77                $2,846,359                 0.29
                   UT                                       516               $13,779,417                 1.40
                   VT                                        24                  $403,480                 0.04
                   VA                                       689               $18,503,915                 1.88
                   WA                                     1,027               $33,867,350                 3.44
                   WV                                        65                $1,070,844                 0.11
                   WI                                       805               $15,554,343                 1.58
                   WY                                        83                $2,157,350                 0.22

                                                         33,526              $984,250,296               100.00


                   FICO Ranges

                                                                                                % Of Aggregate
                   Fico Range                   Number of Loans         Principal Balance    Principal Balance

                   821 - 840                                  6                   $96,939                 0.01
                   801 - 820                                497               $15,300,095                 1.55
                   781 - 800                              2,813               $72,546,398                 7.37
                   761 - 780                              4,535              $126,820,053                12.88
                   741 - 760                              4,922              $136,186,256                13.84
                   721 - 740                              5,054              $149,435,456                15.18
                   701 - 720                              5,266              $157,078,704                15.96
                   681 - 700                              4,284              $133,353,676                13.55
                   661 - 680                              3,353              $109,745,204                11.15
                   641 - 660                              1,575               $47,227,486                 4.80
                   621 - 640                              1,023               $29,326,556                 2.98
                   601 - 620                                131                $4,757,728                 0.48
                   581 - 600                                 48                $1,648,167                 0.17
                   561 - 580                                  6                  $144,517                 0.01
                   541 - 560                                  2                  $111,160                 0.01




Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   FICO Ranges

                                                                                                % Of Aggregate
                   Fico Range                   Number of Loans         Principal Balance    Principal Balance
                   NOT SCORED                                11                    471900                 0.05

                                                         33,526              $984,250,296               100.00


                   Property Type

                                                                                                % Of Aggregate
                   Description                  Number of Loans         Principal Balance    Principal Balance

                   SinglFam                              25,351              $721,484,263                73.30
                   PUD                                    5,319              $179,911,312                18.28
                   Lo Condo                               2,511               $71,369,870                 7.25
                   2-4Units                                 282                $9,621,880                 0.98
                   Hi Condo                                  49                $1,703,203                 0.17
                   Manufact                                  14                  $159,767                 0.02

                                                         33,526              $984,250,296               100.00


                   Gross Margins

                   Range of Gross                                                               % Of Aggregate
                   Margins (%)                  Number of Loans         Principal Balance    Principal Balance

                   0.000                                  4,020              $139,100,360                14.13
                   <0.0                                       1                   $32,000                 0.00
                   0.001 - 0.250                            496               $22,401,631                 2.28
                   0.251 - 0.500                          3,393              $107,042,834                10.88
                   0.501 - 0.750                            109                $6,301,819                 0.64
                   0.751 - 1.000                            317               $17,970,097                 1.83
                   1.001 - 1.250                          1,120               $26,909,921                 2.73
                   1.251 - 1.500                            654               $12,375,921                 1.26
                   1.501 - 1.750                            665               $19,052,796                 1.94
                   1.751 - 2.000                          7,592              $170,264,393                17.30
                   2.001 - 2.250                          2,582               $67,038,783                 6.81
                   2.251 - 2.500                          5,445              $185,267,165                18.82
                   2.501 - 2.750                            407               $16,069,856                 1.63
                   2.751 - 3.000                          2,124               $54,285,038                 5.52



Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   Gross Margins

                   Range of Gross                                                               % Of Aggregate
                   Margins (%)                  Number of Loans         Principal Balance    Principal Balance
                   3.001 - 3.250                            433               $11,051,201                 1.12
                   3.251 - 3.500                          2,668               $85,623,317                 8.70
                   3.501 - 3.750                            578               $14,774,292                 1.50
                   3.751 - 4.000                            132                $4,972,913                 0.51
                   4.001 - 4.250                            202                $4,645,222                 0.47
                   4.251 - 4.500                            106                $3,427,229                 0.35
                   4.501 - 4.750                            202                $5,382,850                 0.55
                   4.751 - 5.000                             54                $1,998,277                 0.20
                   5.001 - 5.250                             10                  $149,400                 0.02
                   5.251 - 5.500                             16                  $294,519                 0.03
                   5.501 - 5.750                              9                  $267,397                 0.03
                   5.751 - 6.000                              1                   $50,000                 0.01
                   6.001 - 6.250                            137                $5,750,359                 0.58
                   6.251 - 6.500                             53                $1,750,706                 0.18

                                                         33,526              $984,250,296               100.00


                   Utilization Range

                                                                                                % Of Aggregate
                   Utilization Range            Number of Loans         Principal Balance    Principal Balance

                    0.00%                                 4,782                        $0                 0.00
                    0.01% - 10.00%                          909                $2,168,842                 0.22
                    10.01% - 20.00%                         805                $6,816,932                 0.69
                    20.01% - 30.00%                         889               $10,319,636                 1.05
                    30.01% - 40.00%                       1,048               $16,154,228                 1.64
                    40.01% - 50.00%                       1,101               $21,790,538                 2.21
                    50.01% - 60.00%                         922               $21,031,809                 2.14
                    60.01% - 70.00%                       1,048               $29,077,087                 2.95
                    70.01% - 80.00%                       1,023               $32,497,419                 3.30
                    80.01% - 90.00%                         933               $35,174,230                 3.57
                    90.01% - 100.00%                     20,066              $809,219,576                82.22

                                                         33,526              $984,250,296               100.00







Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   Lifetime Rate Cap

                   Range of Lifetime                                                            % Of Aggregate
                   Rate Caps (%)                Number of Loans         Principal Balance    Principal Balance
                   16                                       894               $19,581,933                 1.99
                   17                                     1,965               $53,661,785                 5.45
                   18                                    30,512              $904,983,637                91.95
                   21                                       155                $6,022,941                 0.61

                                                         33,526              $984,250,296               100.00


                   Draw Limit Range

                                                                                                % Of Aggregate
                   Draw Limt Range              Number of Loans         Principal Balance    Principal Balance

                   $      0.00  to  $ 10,000              1,343                $7,565,309                 0.77
                   $ 10,000.01  to  $ 20,000              8,316               $92,597,108                 9.41
                   $ 20,000.01  to  $ 30,000              8,475              $160,360,093                16.29
                   $ 30,000.01  to  $ 40,000              4,772              $128,777,951                13.08
                   $ 40,000.01  to  $ 50,000              4,431              $136,348,064                13.85
                   $ 50,000.01  to  $ 60,000              1,396               $62,383,607                 6.34
                   $ 60,000.01  to  $ 70,000                950               $48,444,881                 4.92
                   $ 70,000.01  to  $ 80,000                797               $44,432,081                 4.51
                   $ 80,000.01  to  $ 90,000                444               $28,217,782                 2.87
                   $ 90,000.01  to  $100,000              1,116               $64,009,269                 6.50
                   $100,000.01  to  $125,000                316               $28,995,038                 2.95
                   $125,000.01  to  $150,000                571               $59,025,595                 6.00
                   $150,000.01  to  $175,000                 93               $11,772,368                 1.20
                   $175,000.01  to  $200,000                146               $17,221,642                 1.75
                   $200,000.01  to  $225,000                 39                $6,190,447                 0.63
                   $225,000.01  to  $250,000                 68               $12,401,922                 1.26
                   $250,000.01  to  $275,000                 33                $7,230,907                 0.73
                   $275,000.01  to  $300,000                 64               $12,037,364                 1.22
                   $300,000.01  to  $325,000                 19                $3,964,800                 0.40
                   $325,000.01  to  $350,000                 16                $4,107,768                 0.42
                   $350,000.01  to  $375,000                 11                $3,518,883                 0.36
                   $375,000.01  to  $400,000                 19                $5,984,885                 0.61
                   $400,000.01  to  $425,000                 15                $5,343,242                 0.54
                   $425,000.01  to  $450,000                  9                $3,489,785                 0.35
                   $450,000.01  to  $475,000                  7                $2,753,540                 0.28



Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   Draw Limit Range

                                                                                                % Of Aggregate
                   Draw Limt Range              Number of Loans         Principal Balance    Principal Balance
                   $475,000.01  to  $500,000                 37               $12,816,530                 1.30
                   $500,000.01  to  $525,000                  2                  $590,001                 0.06
                   $525,000.01  to  $550,000                  4                $2,173,358                 0.22
                   $575,000.01  to  $600,000                  4                $2,388,222                 0.24
                   $600,000.01  to  $625,000                  2                $1,230,856                 0.13
                   $625,000.01  to  $650,000                  4                $2,059,000                 0.21
                   $675,000.01  to  $700,000                  1                  $700,000                 0.07
                   $700,000.01  to  $725,000                  2                $1,408,000                 0.14
                   $725,000.01  to  $750,000                  1                  $710,000                 0.07
                   $975,000.01  to  $1,000,000                3                $3,000,000                 0.30

                                                         33,526              $984,250,296               100.00


                   Lien Type

                                                                                                % Of Aggregate
                   Type                         Number of Loans         Principal Balance    Principal Balance

                   1st Liens                                617               $71,382,578                 7.25
                   2nd Liens                             32,909              $912,867,718                92.75

                                                         33,526              $984,250,296               100.00


                   Delinquency Status

                                                                                                % Of Aggregate
                   Delinquency Status           Number of Loans         Principal Balance    Principal Balance

                    CURRENT                              33,526              $984,250,296               100.00

                                                         33,526              $984,250,296               100.00












Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                Summary of Mortgage Loans in Statistic Pool
                                                 (As of Statistical Pool Calculation Date)

                   Origination Year

                                                                                                % Of Aggregate
                   Year                         Number of Loans         Principal Balance    Principal Balance
                   2001                                      15                  $363,480                 0.04
                   2002                                  33,511              $983,886,816                99.96
                                                         33,526              $984,250,296               100.00
















































Recipients must read the information contained in the attached statement on Page 2 hereof. Do not use or rely on this information if you have not received or reviewed the statement. If you hareceived the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in this summary of terms supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----     ------------------------------------------------------------------

          (a) Not applicable.

          (b) Not applicable.

          (c) Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.


                                        By: /s/ Celia Coulter
                                            ------------------------
                                            Name:   Celia Coulter
                                            Title:  Vice President



Dated:  November 20, 2002